Exhibit 99.1

                                THE MORTGAGE POOL

General

     References to percentages of the subsequent mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the subsequent mortgage loans as of the Subsequent Cut-off Date.

     The mortgage pool will subsequently consist of approximately 205 conventional, one- to four- family, adjustable-rate, fully-amortizing and balloon payment mortgage loans secured by first liens on mortgaged properties and having an aggregate principal balance as of the Subsequent Cut-off Date of approximately $46,916,254, after application of scheduled payments due on or before the Subsequent Cut-off Date whether or not received. All of the subsequent mortgage loans have adjustable rates and are secured by first liens on the related mortgaged property.

Mortgage Rate Adjustment

     The mortgage rate on the adjustable-rate subsequent mortgage loans will adjust based on an index equal to Six-Month LIBOR. In the event that Six-Month LIBOR is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

     All of the adjustable-rate subsequent mortgage loans will not have reached their first adjustment date as of the Subsequent Transfer Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Adjustable-rate subsequent mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

Prepayment Charges

     Approximately 30.17% of the subsequent mortgage loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, these subsequent mortgage loans provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No subsequent mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than five years from the date of origination of the subsequent mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note, and the prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the subsequent mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the subsequent mortgage loan. The amount of the prepayment charge will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the subsequent mortgage loan. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the subsequent mortgage loans. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for distribution on the Bonds.

Primary Mortgage Insurance and the Radian Lender-Paid PMI Policy

     Substantially all of the adjustable-rate subsequent mortgage loans (by aggregate outstanding principal balance as of the Subsequent Cut-off Date) with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) a Radian Lender-Paid PMI Policy. Approximately 38.70% and 21.56% of the subsequent mortgage loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. None of the fixed-rate subsequent mortgage loans are so insured.

     Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 20.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 22.00% of the Allowable Claim.

     Each Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim, (B) for which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim and
(C) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 35.00% of the Allowable Claim.

     With respect to the Radian Lender-Paid PMI Policies, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates range from 0.54% per annum to 1.00% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan and the Radian PMI Rates have a weighted average of approximately 0.82% per annum.

     Each mortgage loan is required to be covered by a standard hazard insurance policy.

     See "Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder -- Hazard Insurance Policies" in the Prospectus.

Mortgage Loan Characteristics

     The average principal balance of the subsequent mortgage loans at origination was approximately $228,964. No subsequent mortgage loan had a principal balance at origination of greater than approximately $612,500 or less than approximately $56,250. The average principal balance of the subsequent mortgage loans as of the Subsequent Cut-off Date was approximately $228,860. No subsequent mortgage loan had a principal balance as of the Subsequent Cut-off Date of greater than approximately $612,022 or less than approximately $56,250.

     As of the Subsequent Cut-off Date, the subsequent mortgage loans had mortgage rates ranging from approximately 3.875% per annum to approximately 10.500% per annum and the weighted average mortgage rate was approximately 7.208% per annum. The weighted average remaining term to stated maturity of the subsequent mortgage loans will be approximately 359 months as of the Subsequent Cut-off Date. None of the subsequent mortgage loans will have a first Due Date prior to April 1, 2001 or after December 1, 2001, or will have a remaining term to maturity of less than 352 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any subsequent mortgage loan is November 1, 2031.

     The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The combined loan-to-value ratio of a mortgage loan secured by a second lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, plus the outstanding principal balance of the related senior lien, to the appraised value of the related mortgaged property at the time of origination. The weighted average of the loan-to-value ratios and combined loan-to-value ratios, as applicable, at origination of the subsequent mortgage loans was approximately 85.36%. No loan-to-value ratio or combined loan-to-value ratio, as applicable, at origination was greater than approximately 97.00% or less than approximately 30.25%.

     The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the master servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the master servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the master servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the trustee, and does not have any interest in the mortgage loan. As of the subsequent cut-off date, approximately 24.51% of the aggregate principal balance of the subsequent mortgage loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Bonds--Yield Sensitivity of the Class A-2 Bonds, Class M Bonds and Class B Bonds" in this prospectus supplement.

     None of the subsequent mortgage loans are balloon loans.

     None of the subsequent mortgage loans are buydown mortgage loans.

     None of the subsequent mortgage loans were 30 days or more delinquent as of the Subsequent Cut-off Date.

     None of the subsequent mortgage loans are subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

     Set forth below is a description of certain additional characteristics of the subsequent mortgage loans as of the Subsequent Cut-off Date, except as otherwise indicated. All percentages of the subsequent mortgage loans are approximate percentages by aggregate principal balance as of the Subsequent Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                        Principal Balances at Origination

                                                                                                         Percentage of
         Original                                      Number of                                    Subsequent Cut-off Date
 Subsequent Mortgage Loan                             Subsequent            Aggregate Unpaid              Aggregate
  Principal Balances ($)                            Mortgage Loans          Principal Balance           Principal Balance
  ----------------------                            --------------          -----------------          ------------------
 50,000.01 - 100,000.00.....................              16                   $ 1,382,265                     2.95%
100,000.01 - 150,000.00.....................              37                     4,796,957                    10.22
150,000.01 - 200,000.00.....................              45                     7,941,037                    16.93
200,000.01 - 250,000.00.....................              34                     7,545,081                    16.08
250,000.01 - 300,000.00.....................              27                     7,458,025                    15.90
300,000.01 - 350,000.00.....................              13                     4,204,964                     8.96
350,000.01 - 400,000.00.....................              20                     7,371,152                    15.71
400,000.01 - 450,000.00.....................               6                     2,550,753                     5.44
450,000.01 - 500,000.00.....................               4                     1,967,998                     4.19
500,000.01 - 550,000.00.....................               1                       508,500                     1.08
550,000.01 - 600,000.00.....................               1                       577,500                     1.23
600,000.01 - 650,000.00.....................               1                       612,022                     1.30
                                                         ---                   -----------                   ------
     Total..................................             205                   $46,916,254                   100.00%
                                                         ===                   ===========                   ======

     The average principal balance of the subsequent mortgage loans at origination was approximately $228,964.

              Principal Balances as of the Subsequent Cut-off Date

                                                                                                         Percentage of
                                                           Number of                                Subsequent Cut-off Date
 Current Subsequent Mortgage Loan                         Subsequent         Aggregate Unpaid             Aggregate
      Principal Balances ($)                            Mortgage Loans      Principal Balance          Principal Balance
      -------------------                               --------------      -----------------         ------------------
 50,000.01 - 100,000.00..............................          16              $ 1,382,265                    2.95%
100,000.01 - 150,000.00..............................          37                4,796,957                   10.22
150,000.01 - 200,000.00..............................          45                7,941,037                   16.93
200,000.01 - 250,000.00..............................          34                7,545,081                   16.08
250,000.01 - 300,000.00..............................          27                7,458,025                   15.90
300,000.01 - 350,000.00..............................          13                4,204,964                    8.96
350,000.01 - 400,000.00..............................          20                7,371,152                   15.71
400,000.01 - 450,000.00..............................           6                2,550,753                    5.44
450,000.01 - 500,000.00..............................           4                1,967,998                    4.19
500,000.01 - 550,000.00..............................           1                  508,500                    1.08
550,000.01 - 600,000.00..............................           1                  577,500                    1.23
600,000.01 - 650,000.00..............................           1                  612,022                    1.30
                                                              ---              -----------                  ------
     Total...........................................         205              $46,916,254                  100.00%
                                                              ===              ===========                  ======

     As of the Subsequent Cut-off Date, the average current principal balance of the subsequent mortgage loans will be approximately $228,860.

                                 Mortgage Rates

                                                                                   Percentage of
                                      Number of                                Subsequent Cut-off Date
                                      Subsequent        Aggregate Unpaid             Aggregate
    Mortgage Rates(%)               Mortgage Loans      Principal Balance         Principal Balance
    ----------------                --------------      -----------------         -----------------
 3.500 -   3.999 .................         1              $   215,950                  0.46%
 4.000 -   4.499 .................         2                  503,628                  1.07
 4.500 -   4.999 .................         3                  679,097                  1.45
 5.000 -   5.499 .................         2                  391,700                  0.83
 5.500 -   5.999 .................         8                2,274,049                  4.85
 6.000 -   6.499 .................        24                6,733,475                 14.35
 6.500 -   6.999 .................        30                7,041,486                 15.01
 7.000 -   7.499 .................        38                9,885,848                 21.07
 7.500 -   7.999 .................        43                9,031,421                 19.25
 8.000 -   8.499 .................        23                4,969,344                 10.59
 8.500 -   8.999 .................        15                2,604,460                  5.55
 9.000 -   9.499 .................         9                1,390,926                  2.96
 9.500 -   9.999 .................         5                  880,095                  1.88
10.000 -  10.499..................         1                  151,972                  0.32
10.500 -  10.999..................         1                  162,804                  0.35
                                         ---              -----------                ------
     Total........................       205              $46,916,254                100.00%
                                         ===              ===========                ======

     The weighted average mortgage rate of the subsequent mortgage loans was approximately 7.208% per annum.

                              Next Adjustment Date

                                                 Number of                                                 Percentage of
                                                Subsequent            Aggregate Unpaid                Subsequent Cut-off Date
       Next Adjustment Date                   Mortgage Loans          Principal Balance                      Balance
       --------------------                   --------------          -----------------                      -------
  March 1, 2002.........................             1                   $   287,272                          0.61%
  April 1, 2002.........................            17                     4,092,463                          8.72
  May 1, 2002 ..........................            41                     8,981,770                         19.14
  August 1, 2003........................             6                     1,142,020                          2.43
  September 1, 2003.....................             7                       949,328                          2.02
  October 1, 2003.......................            55                    12,436,763                         26.51
  November 1, 2003......................            66                    15,876,420                         33.84
  March 1, 2004 ........................             1                       381,612                          0.81
  September 1, 2004.....................             1                       299,606                          0.64
  October 1, 2004.......................             3                       740,240                          1.58
  November 1, 2004......................             6                     1,289,150                          2.75
  October 1, 2006.......................             1                       439,612                          0.94
                                                  ----                   -----------                        ------
     Total..............................           205                   $46,916,254                        100.00%
                                                  ====                   ===========                        ======

     As of the Subsequent Cut-off Date, the weighted average remaining months to the next adjustment date of the subsequent adjustable-rate mortgage loans will be approximately 359 months.

                                  Gross Margin

                                                   Number of                                      Percentage of
                                                  Subsequent         Aggregate Unpaid        Subsequent Cut-off Date
    Gross Margins (%)                           Mortgage Loans       Principal Balance                Balance
    -----------------                           --------------       -----------------                -------
  2.250 -  2.499............................          3                 $   616,546                     1.31%
  2.500 -  2.749............................         18                   3,991,951                     8.51
  2.750 -  2.999............................         56                  13,363,249                    28.48
  3.000 -  3.249............................         40                   9,078,780                    19.35
  3.250 -  3.499............................         41                   9,473,180                    20.19
  3.500 -  3.749............................         15                   3,698,134                     7.88
  3.750 -  3.999............................         12                   2,703,114                     5.76
  4.000 -  4.249 ...........................          5                   1,270,877                     2.71
  4.250 -  4.499............................          4                     931,578                     1.99
  4.500 -  4.749............................          2                     161,250                     0.34
  4.750 -  4.999............................          3                     516,371                     1.10
  5.000 -  5.249 ...........................          5                     741,498                     1.58
  5.750 -  5.999............................          1                     369,725                     0.79
                                                    ---                 -----------                   ------
     Total..................................        205                 $46,916,254                   100.00%
                                                    ===                 ===========                   ======

     As of the Subsequent Cut-off Date, the weighted average Gross Margin of the subsequent adjustable-rate mortgage loans that are subsequent mortgage loans will be approximately 3.172% per annum.

                              Maximum Mortgage Rate

                                                     Number of                                      Percentage of
                                                    Subsequent         Aggregate Unpaid        Subsequent Cut-off Date
  Maximum Mortgage Rate (%)                       Mortgage Loans       Principal Balance                Balance
  ----------------------                          --------------       -----------------                -------
  12.000 -  12.499...........................            1                 $    87,419                     0.19%
  12.500 -  12.999...........................           71                  18,128,934                    38.64
  13.000 -  13.499...........................           37                   9,688,848                    20.65
  13.500 -  13.999...........................           42                   8,891,600                    18.95
  14.000 -  14.499...........................           23                   5,110,094                    10.89
  14.500 -  14.999...........................           15                   2,604,460                     5.55
  15.000 -  15.499...........................            7                     980,762                     2.09
  15.500 -  15.999...........................            3                     463,398                     0.99
  16.000 -  16.499...........................            4                     618,386                     1.32
  16.500 -  16.999...........................            1                     179,550                     0.38
  17.500 -  17.999...........................            1                     162,804                     0.35
                                                     -----                 -----------                   ------
     Total...................................          205                 $46,916,254                   100.00%
                                                     =====                 ===========                   ======

     As of the Subsequent Cut-off Date, the weighted average Maximum Mortgage Rate of the subsequent adjustable-rate mortgage loans that are subsequent mortgage loans will be approximately 13.366% per annum.

                            Initial Fixed-Rate Period

                                              Number of                                    Percentage of
                                             Subsequent         Aggregate Unpaid       Subsequent Cut-off Date
                   Initial Period          Mortgage Loans       Principal Balance            Balance
                   --------------          --------------       -----------------            -------
  Six Months.........................            59               $13,361,504                 28.48%
  Two Years..........................           134                30,404,531                 64.81
  Three Years........................            11                 2,710,607                  5.78
  Five Years.........................             1                   439,612                  0.94
                                              -----               -----------                ------
     Total...........................           205               $46,916,254                100.00%
                                              =====               ===========                ======


                                Initial Rate Cap

                                              Number of                                    Percentage of
                                             Subsequent         Aggregate Unpaid       Subsequent Cut-off Date
                Initial Rate Cap (%)       Mortgage Loans       Principal Balance            Balance
                -----------------          --------------       -----------------            -------
  1.00...............................            56               $12,908,254                 27.51%
  1.50 ..............................             3                   453,250                  0.97
  3.00 ..............................           146                33,554,750                 71.52
                                               ----               ----------                 ------
     Total...........................           205               $46,916,254                100.00%
                                               ====               ===========                ======


                                Periodic Rate Cap

                                              Number of                                   Percentage of
                                             Subsequent         Aggregate Unpaid      Subsequent Cut-off Date
               Periodic Rate Cap (%)       Mortgage Loans       Principal Balance            Balance
               ------------------          --------------       -----------------            -------
  1.00...............................           199               $46,015,651                 98.08%
  1.50 ..............................             6                   900,604                  1.92
                                               ----               -----------                ------
     Total...........................           205               $46,916,254                100.00%
                                               ====               ===========                ======

                          Original Loan-to-Value Ratios

                                                                                                                   Percentage of
                                                          Number of                                              Subsequent Cut-off
                                                     Subsequent Mortgage          Aggregate Unpaid                Date Aggregate
   Original Loan-to-Value Ratios (%)                        Loans                 Principal Balance              Principal Balance
   ---------------------------------                        -----                -----------------              -----------------
30.01 - 35.00.....................................             1                       $    66,453                      0.14%
35.01 - 40.00.....................................             1                           140,000                      0.30
40.01 - 45.00.....................................             1                           250,000                      0.53
50.01 - 55.00.....................................             1                            90,000                      0.19
55.01 - 60.00.....................................             3                           467,297                      1.00
60.01 - 65.00.....................................             3                           719,657                      1.53
65.01 - 70.00.....................................            12                         2,615,185                      5.57
70.01 - 75.00.....................................            11                         2,714,989                      5.79
75.01 - 80.00.....................................            44                        11,580,627                     24.68
80.01 - 85.00.....................................             2                           260,750                      0.56
85.01 - 90.00.....................................            65                        14,755,068                     31.45
90.01 - 95.00.....................................            58                        12,627,832                     26.92
95.01 -100.00.....................................             3                           628,397                      1.34
                                                            ----                       -----------                    ------
    Total.........................................           205                       $46,916,254                    100.00%
                                                            ====                       ===========                    ======

     The minimum and maximum loan-to-value ratios of the subsequent mortgage loans at origination were approximately 30.25% and 97.00%, respectively, and the weighted average of the loan-to-value ratios of the subsequent mortgage loans at origination was approximately 85.36%.

                                 Occupancy Types


                                                      Number of                                    Percentage of
                                                     Subsequent         Aggregate Unpaid        Subsequent Cut-off Date
Occupancy Type                                     Mortgage Loans       Principal Balance             Balance
--------------                                     --------------       -----------------            --------
    Second Home............................                4              $   586,720                    1.25%
    Non-Owner Occupied.....................               19                3,329,191                    7.10
    Owner Occupied.........................              182               43,000,343                   91.65
                                                         ---              -----------                  ------
        Total..............................              205              $46,916,254                  100.00%
                                                         ===              ===========                  ======

     Occupancy type is based on the representation of the borrower at the time of origination.


                  Mortgage Loan Program and Documentation Type

                                                      Number of                                    Percentage of
                                                     Subsequent         Aggregate Unpaid        Subsequent Cut-off Date
Loan Program and Documentation Type                Mortgage Loans       Principal Balance             Balance
-----------------------------------                --------------       -----------------            --------
    Progressive Series Program (Full
    Documentation).........................               11              $ 2,661,083                    5.67%
    Progressive Series Program (Limited
    (Stated) Documentation)................                5                1,454,251                    3.10
    Progressive Series Program (No
    Income/No Asset Documentation).........                3                  768,956                    1.64
    Progressive Express(TM)Program
    (Verified Assets)......................               75               18,634,755                   39.72
    Progressive Express(TM)Program
    (Non Verified Assets)..................              100               21,601,232                   46.04
    Progressive Express(TM)No Doc
    Program (No Documentation).............               11                1,795,978                    3.83
                                                         ---              ----------                   ------
        Total..............................              205              $46,916,254                  100.00%
                                                         ===              ===========                  ======

     See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.

                                 Risk Categories

                                                                                                              Percentage of
                                                    Number of                                            Subsequent Cut-off Date
                                                   Subsequent           Aggregate Unpaid                        Aggregate
     Credit Grade                                Mortgage Loans        Principal Balance                    Principal Balance
     ------------                                --------------        -----------------                    -----------------
A+(1)......................................            11                  $ 2,871,619                              6.12%
A(1).......................................             7                    1,815,671                              3.87
B(1).......................................             1                      197,000                              0.42
Progressive Express(TM)I(2)................            87                   20,589,163                             43.88
Progressive Express(TM)II(2)...............            73                   15,723,586                             33.51
Progressive Express(TM)III(2)..............             9                    1,938,022                              4.13
Progressive Express(TM)IV(2)...............            12                    3,077,589                              6.56
Progressive Express(TM)V(2)................             3                      398,604                              0.85
Progressive Express(TM)VI(2)...............             2                      305,000                              0.65
                                                      ---                  -----------                            ------
      Total................................           205                  $46,916,254                            100.00%
                                                      ===                  ===========                            ======

-----------------
(1) All of these subsequent mortgage loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A and B correspond to Progressive Series I+, I and II, and IV, respectively.

(2) These subsequent mortgage loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these subsequent mortgage loans is generally based on the borrower's "FICO" score and therefore these subsequent mortgage loans do not correspond to the alphabetical risk categories listed above.

     See "--Underwriting Standards" below for a description of the Seller's risk categories.

                                 Property Types

                                                                                    Percentage of
                                             Number of                         Subsequent Cut-off Date
                                            Subsequent      Aggregate Unpaid         Aggregate
      Property Type                       Mortgage Loans   Principal Balance     Principal Balance
      -------------                       --------------   -----------------     -----------------
Single-Family.......................           142           $32,862,528                 70.05%
Condominium.........................            25             4,243,366                  9.04
Two- to Four-Family.................             5             1,476,570                  3.15
De Minimis PUD......................            25             6,942,543                 14.80
Planned Unit Development............             5               925,500                  1.97
Hi-Rise Condo.......................             3               465,747                  0.99
                                               ---           -----------                ------
   Total............................           205           $46,916,254                100.00%
                                               ===           ===========                ======


                 Geographic Distribution of Mortgaged Properties

                                                                                    Percentage of
                                             Number of                         Subsequent Cut-off Date
                                            Subsequent      Aggregate Unpaid         Aggregate
      State                               Mortgage Loans   Principal Balance     Principal Balance
      -----                               --------------   -----------------     -----------------
California...........................          129           $32,898,164                 70.12%
Georgia..............................            9             1,806,512                  3.85%
Illinois.............................           14             2,478,773                  5.28%
Other (less than 3% in any one state)           53             9,732,805                 20.75
                                               ---           -----------                ------
   Total.............................          205           $46,916,254                100.00%
                                               ===           ===========                ======


     No more than approximately 1.63% of the subsequent mortgage loans (by aggregate outstanding principal balance as of the Subsequent Cut-off Date) will be secured by mortgaged properties located in any one zip code.

                                  Loan Purposes

                                                                                      Percentage of
                                             Number of                            Subsequent Cut-off Date
                                             Subsequent      Aggregate Unpaid           Aggregate
        Loan Purpose                       Mortgage Loans   Principal Balance       Principal Balance
        ------------                       --------------   -----------------       -----------------
Purchase.............................          151            $33,934,690                72.33%
Cash-Out Refinance...................           37              8,894,444                18.96
Rate and Term Refinance..............           17              4,087,121                 8.71
                                               ---            -----------               ------
   Total.............................          205            $46,916,254               100.00%
                                               ===            ===========               ======


     In general, in the case of an subsequent mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Subsequent mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.